UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Wilson Blvd., Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

(781) 522-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value) ($1 par value)	RTX	NYSE
(CUSIP 75513E 101)
2.15% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2023, the shareowners of Raytheon Technologies Corporation (the “Company”) voted at the 2023 Annual Meeting of Shareowners (the “Annual Meeting”) to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation dated April 26, 2022 (the “Certificate of Incorporation”) to repeal Article Ninth of the Certificate of Incorporation in its entirety.

The shareowners of the Company also voted at the Annual Meeting to approve an amendment to the Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer.

The amendments to the Certificate of Incorporation took effect at 11:59 PM on May 3, 2023 following the filing of an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Amended and Restated Certificate of Incorporation dated May 3, 2023”).
The foregoing descriptions of the amendments to the Certificate of Incorporation are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation dated May 3, 2023, included as Exhibit 3.1 to this Form 8-K, which is incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2023 Annual Meeting of Shareowners on May 2, 2023. As of March 7, 2023, the record date for the meeting, 1,463,429,611 shares of Company common stock were issued and outstanding. A quorum of 1,307,915,754 shares of common stock was present or represented at the meeting. Set forth below are the final voting results for each of the matters submitted to a vote of the shareowners. For more information about the proposals set forth below, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 13, 2023.

1)
Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2024 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tracy A. Atkinson	1,138,499,573	13,735,329	1,644,851	154,036,001
Leanne G. Caret	1,148,292,974	3,780,663	1,806,116	154,036,001
Bernard A. Harris, Jr.	1,138,784,028	13,174,541	1,921,184	154,036,001
Gregory J. Hayes	1,099,494,286	52,455,588	1,929,879	154,036,001
George R. Oliver	1,146,995,145	5,179,456	1,705,152	154,036,001
Robert K. Ortberg	1,147,998,479	4,170,993	1,710,281	154,036,001
Dinesh C. Paliwal	1,142,857,011	9,110,403	1,912,339	154,036,001
Ellen M. Pawlikowski	1,145,425,677	6,841,416	1,612,660	154,036,001
Denise L. Ramos	1,145,611,847	6,477,914	1,789,992	154,036,001
Fredric G. Reynolds	1,133,798,685	18,134,123	1,946,945	154,036,001
Brian C. Rogers	1,147,919,704	4,254,341	1,705,708	154,036,001
James A. Winnefeld, Jr.	1,142,015,489	10,156,768	1,707,496	154,036,001
Robert O. Work	1,120,452,492	31,597,646	1,829,615	154,036,001

2)	A proposal that shareowners approve, on an advisory basis, the compensation of the Company’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,100,491,128	49,821,794	3,566,831	154,036,001

3)
A proposal that shareowners approve, on an advisory basis, the frequency of shareowner votes on named executive officer compensation. The proposal for a shareowner advisory vote every one year was approved and the voting results are as follows:

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
1,138,058,581	2,098,840	11,735,951	1,986,381	154,036,001

After considering the preference of shareowners for a frequency of once each year and other factors, the Company's Board determined, at a meeting held on May 2, 2023, that the Company will hold an advisory vote on the compensation of its named executive officers on an annual basis, until the next required advisory vote on the frequency of such advisory vote.

4)
A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as the Company’s Independent Auditor for 2023 until the next Annual Meeting in 2024. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
1,265,551,999	40,848,124	1,515,631

5)
A proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to repeal Article Ninth. A majority of the outstanding shares voted in favor of the proposal, and the proposal was approved. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,143,440,516	6,520,234	3,919,003	154,036,001

6)
A proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate personal liability of officers for monetary damages for breach of fiduciary duty as an officer. A majority of the outstanding shares voted in favor of the proposal, and the proposal was approved. The voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
897,213,443	253,128,687	3,537,623	154,036,001

7)	A shareowner proposal requesting the Board adopt an independent board chair policy. The proposal was not approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
497,274,352	652,738,510	3,866,891	154,036,001

8)	A shareowner proposal requesting a report on greenhouse gas reduction plan. The proposal was not approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
430,975,798	709,771,530	13,132,425	154,036,001

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Exhibit Description
Number

3.1	Amended and Restated Certificate of Incorporation dated May 3, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)
Date: May 4, 2023	By:	/s/ Ramsaran Maharajh
Ramsaran Maharajh
Executive Vice President & General Counsel